As filed with the Securities and Exchange Commission on August 26, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 25, 2021

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 1	BML PrG	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 2	BML PrH	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 4	BML PrJ	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 5	BML PrL	New York Stock Exchange
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due November 28, 2031 of BofA Finance LLC (and the guarantee of the Registrant with respect thereto)	BAC/31B	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On August 26, 2021, Bank of America Corporation (the “Corporation”) announced the retirements of Anne Finucane, the Corporation’s Vice Chairman, and Thomas Montag, the Corporation’s Chief Operating Officer and president of Global Banking and Markets, and a named executive officer in the Corporation’s 2021 Proxy Statement. Ms. Finucane and Mr. Montag will remain in their roles until the end of 2021.

A copy of the news release announcing these retirements is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	News Release dated August 26, 2021

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: August 26, 2021